UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 18, 2022

SONDER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39907	85-2097088
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

101 15th Street
San Francisco,	California		94103
(Address of principal executive offices)			(Zip Code)
(617) 300–0956
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencements communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOND	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SONDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
This Amendment No. 1 to Sonder Holdings Inc.’s (the “Company”) Current Report on Form 8-K (the “Original Report”) originally filed by the Company with the U.S. Securities and Exchange Commission on January 24, 2022, is being filed solely for the purpose of amending the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include the audited consolidated financial statements of Sonder Holdings Inc. (“Legacy Sonder”) as of December 31, 2021 and 2020 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Sonder for the year ended December 31, 2021. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.
Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The consolidated financial statements of Legacy Sonder as of and for the years ended December 31, 2021 and 2020 and notes thereto are filed herewith as Exhibit 99.1.
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information of the Company as of and for the years ended December 31, 2021 and 2020 is filed herewith as Exhibit 99.3.
(c) Exhibits

		Incorporated by Reference
Exhibit No.	Exhibit	Form	File No.	Exhibit No.	Filing Date	Filed or Furnished Herewith

2.1	Agreement and Plan of Merger, dated as of April 29, 2021, by and among Gores Metropoulos II, Inc., Sunshine Merger Sub I, Inc., Sunshine Merger Sub II, LLC, and Sonder Holdings Inc.	8-K	001-39907	2.1	April 30, 2021

2.2	Amendment No. 1, dated as of October 27, 2021, by and among Gores Metropoulos II, Inc., Sunshine Merger Sub I, Inc., Sunshine Merger Sub II, LLC, and Sonder Holdings Inc.	8-K	001-39907	2.1	October 28, 2021

3.1	Amended and Restated Certificate of Incorporation of Sonder Holdings Inc.	8-K	001-39907	3.1	January 24, 2022

3.2	Amended and Restated Bylaws of Sonder Holdings Inc.	8-K	001-39907	3.2	January 24, 2022

4.1	Specimen Stock Certificate of the Company	8-K	001-39907	4.1	January 24, 2022

4.2	Specimen Warrant Certificate of the Company	S-1	333-251663	4.3	December 23, 2020

4.3	Warrant Agreement, dated as of January 22, 2021, by and among Gores Metropoulos II, Inc., Computershare Inc., and Computershare Trust Company, N.A., as warrant agent	8-K	001-39907	4.1	January 25, 2021
4.4	Form of Warrant Agreement by and among Sonder Holdings Inc., Computershare Inc., and Computershare Trust Company, N.A., dated January 19, 2022	S-1	333-262438	4.4	January 31, 2022

10.1	Form of Existing Subscription Agreement	8-K	001-39907	10.1	April 30, 2021

10.2	Form of Amendment to Existing Subscription Agreement	8-K	001-39907	10.1	October 28, 2021

10.3	Form of New Subscription Agreement	8-K	001-39907	10.2	October 28, 2021

10.4	Amended and Restated Registration Rights Agreement, by and among Sonder Holdings Inc. (f/k/a Gores Metropoulos II, Inc.), Gores Metropoulos Sponsor II, LLC, the Gores Holders and the Sonder Holders	8-K	001-39907	10.4	January 24, 2022

10.5	Share Surrender Agreement	8-K	001-39907	10.3	October 28, 2021

10.6#	Management Equity Incentive Plan	S-4	333-257726	10.4	July 7, 2021

		Incorporated by Reference
Exhibit No.	Exhibit	Form	File No.	Exhibit No.	Filing Date	Filed or Furnished Herewith
10.7#	Form of Restricted Stock Unit Agreement under Management Equity Incentive Plan	8-K	001-39907	10.7	January 24, 2022

10.8#	2021 Equity Incentive Plan	S-4/A	333-257726	10.8	December 13, 2021

10.9#	Form of Option Agreement under 2021 Equity Incentive Plan	8-K	001-39907	10.9	January 24, 2022

10.10#	Form of Restricted Stock Unit Agreement under 2021 Equity Incentive Plan	8-K	001-39907	10.10	January 24, 2022

10.11#	Legacy Sonder 2019 Equity Incentive Plan	8-K	001-39907	10.11	January 24, 2022

10.12#	Form of Option Agreement under Legacy Sonder 2019 Equity Incentive Plan	8-K	001-39907	10.12	January 24, 2022

10.13#	Legacy Sonder Stock Option Plan	8-K	001-39907	10.13	January 24, 2022

10.14#	Key Executive Change in Control and Severance Plan and related forms of agreement	S-4/A	333-257726	10.7	October 18, 2021

10.15#	2021 Employee Stock Purchase Plan	S-4/A	333-257726	10.9	November 26, 2021

10.16	Industrial Gross Lease for 101 15th Street (Sonder San Francisco HQ), dated as of March 22, 2018, by and between Thomas F. Murphy and Martina Murphy as settlors and trustees of the Murphy Trust UDT dated October 3, 2003, and Sonder USA Inc.	S-4	333-257726	10.8	July 7, 2021

10.17	First Amendment to Lease for 101 15th Street (Sonder San Francisco HQ), dated as of December 3, 2019, by and between Thomas F. Murphy and Martina Murphy as settlors and trustees of the Murphy Trust UDT dated October 3, 2003, and Sonder USA Inc.	S-4	333-257726	10.9	July 7, 2021

10.18#	Offer Letter from Sonder Holdings Inc. to Sanjay Banker, dated September 14, 2021	S-4/A	333-257726	10.10	September 17, 2021

10.19#	Offer Letter from Sonder Holdings Inc. to Francis Davidson, dated September 14, 2021.	S-4/A	333-257726	10.11	September 17, 2021

10.20#	Offer Letter from Sonder Holdings Inc. to Satyen Pandya, dated September 14, 2021.	S-4/A	333-257726	10.12	September 17, 2021

10.21#	Employment Agreement by and between Sonder USA Inc. and Philip Rothenberg, effective as of November 5, 2018.	8-K	001-39907	10.21	January 24, 2022

10.22#	Offer Letter from Sonder Holdings, Inc. to Ritesh Patel	8-K	001-39907	10.22	January 24, 2022

10.23#	Employment Agreement by and between Sonder USA Inc. and Martin Picard	8-K	001-39907	10.23	January 24, 2022

10.24	Form of Voting and Support Agreement, dated April 29, 2021, by and among Gores Metropoulos II, Inc., Sunshine Merger Sub I, Inc., Sunshine Merger Sub II, LLC, and the stockholder party thereto.	S-4	333-257726	10.13	July 7, 2021

10.25	Outside Director Compensation Policy	8-K	001-39907	10.25	January 24, 2022

10.26	Note and Warrant Purchase Agreement, dated December 10, 2021, by and among Sonder Holdings Inc., BlackRock Financial Management, Inc. - Fixed Income Group, on behalf of funds and accounts under management and Senator Investment Group LP.	S-4/A	333-257726	10.17	December 13, 2021

10.27	Form of Indemnification Agreement	8-K	001-39907	10.28	January 24, 2022

16.1	Letter to the Securities and Exchange Commission from KPMG LLP dated January 24, 2022	8-K	001-39907	16.1	January 24, 2022

21.1	Sonder Holdings Inc. Subsidiaries	8-K	001-39907	21.1	January 24, 2022

99.1	Consolidated Financial Statements as of and for the years ended December 31, 2021 and 2020					X

99.2	Management's Discussion and Analysis and Results of Operations					X

99.3	Unaudited pro forma condensed combined financial statements for the Company as of and for the years ended December 31, 2021 and 2020					X

Incorporated by Reference
Exhibit No.	Exhibit	Form	File No.	Exhibit No.	Filing Date	Filed or Furnished Herewith
101.INS	Inline XBRL Instance Document					X

101.SCH	Inline Taxonomy Extension Schema Document					X

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document					X

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document					X

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document					X

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document					X

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).					X
____________
#   Indicates management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonder Holdings Inc.

Date: March 28, 2022	By:	/s/ Sanjay Banker
	Name:	Sanjay Banker
	Title:	President and Chief Financial Officer